FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2024
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial instruments

27.	FINANCIAL INSTRUMENTS

Interest rate risk management

We may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective, hedge the interest rate exposure. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however we do not anticipate non-performance by any of our counterparties. We do not hold or issue instruments for speculative or trading purposes.

We manage our debt portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates.

As of December 31, 2024 and 2023, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for SOFR as summarized below:

Instrument	Year end	Notional value	Maturity dates	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	2024	518,542	2025/2029	1.93% to 2.37%
Receiving floating, pay fixed	2023	709,375	2024/2029	1.69% to 2.37%

Foreign currency risk

The majority of our gross earnings are receivable in U.S. dollars. The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency. However, we incur certain expenditure in other currencies. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

Commodity price risk management

Although the LTA bills at a base rate of $60.00 per barrel over the contract term for 1.2 million tonnes out of the base capacity of 1.4 million (December 31, 2023: 1.44 million) tonnes of LNG, we bear no downside risk to the movement of oil prices should the oil price move below $60.00. Pursuant to LTA Amendment 3, the remaining 0.2 million (December 31, 2023: 0.22 million) tonnes of LNG is linked to the TTF index and the Euro/U.S. Dollar foreign exchange movements.

We had entered into commodity swaps to economically hedge our exposure to a portion of FLNG Hilli’s tolling fee that is linked to the TTF index, by swapping variable cash receipts that are linked to the TTF index for anticipated future production volumes with fixed payments from our TTF swap counterparties. As at December 31, 2024, all commodity swaps have matured.

Fair values of financial instruments

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The carrying values and estimated fair values of our financial instruments at December 31, 2024 and 2023 are as follows:

		2024	2024	2023	2023
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-Derivatives:
Cash and cash equivalents (1) (2)	Level 1	566,384	566,384	679,225	679,225
Restricted cash and short-term deposits (1) (3)	Level 1	150,198	150,198	92,245	92,245
Trade accounts receivable (3)	Level 1	29,667	29,667	38,915	38,915
Interest receivable from money-market deposits and bank accounts (3)	Level 1	2,053	2,053	3,929	3,929
Receivable from TTF linked commodity swap derivatives (3)	Level 1	—	—	7,581	7,581
Receivable from IRS derivatives (3)	Level 1	1,745	1,745	2,461	2,461
Trade accounts payable (3) (4)	Level 1	(198,906)	(198,906)	(7,454)	(7,454)
Current portion of long-term debt and short-term debt (3) (5) (6)	Level 2	(337,299)	(337,299)	(343,781)	(343,781)
Long-term debt (5) (6)	Level 2	(948,000)	(948,000)	(696,933)	(696,933)
Current portion of long-term debt - 2021 Unsecured Bonds (5) (7)	Level 1	(189,642)	(191,147)	—	—
Long-term debt - 2021 Unsecured Bonds (5) (7)	Level 1	—	—	(199,869)	(197,906)
Derivatives:
Oil and gas derivative instruments (8)	Level 2	105,828	105,828	159,611	159,611
Asset on IRS derivatives (9)	Level 2	33,417	33,417	39,387	39,387
Asset on TTF linked commodity swap derivatives (9)	Level 2	—	—	48,079	48,079
(1) These instruments carrying value is highly liquid and is a reasonable estimate of fair value.

(2) Included within cash and cash equivalents of $566.4 million and $679.2 million are $301.8 million and $481.7 million cash held in short-term money-market deposits as of December 31, 2024 and 2023, respectively. During year December 31, 2024 and 2023, we earned interest income on short-term money-market deposits and on balances held in account of $35.3 million and $44.1 million, respectively.

(3) These instruments are considered to be equal to their estimated fair value because of their near term maturity.

(4) As of December 31, 2024, trade payables primarily comprised of amounts payable related to the Gimi and MKII FLNG conversion of $80.9 million and $100.2 million, respectively (2023: $1.1 million and $1.1 million, respectively). The increase in trade payables as of December 31, 2024 compared to 2023 relates to the timing of the receipt of invoice relating to Gimi and MKII FLNG conversion projects.

(5) Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table are gross of the deferred charges amounting to $22.7 million and $23.9 million at December 31, 2024 and 2023, respectively.

(6) The estimated fair values for both the floating long-term debt and short-term debt are considered to be equal to the carrying value since they bear variable interest rates, which are adjusted on a quarterly basis.
(7) The estimated fair values of our 2021 Unsecured Bonds are based on their quoted market prices as of the balance sheet date.

(8) The fair value of the oil and gas derivative instruments are presented on a gross basis (none of which have been designated as hedges) is determined using the estimated discounted cash flows of the additional payments due to us as a result of oil and gas prices moving above the contractual floor price over the remaining term of the LTA. Significant inputs used in the valuation of the oil and gas derivative instruments include the Euro/U.S. Dollar exchange rates based on the forex forward curve for the gas derivative instrument and management’s estimate of an appropriate discount rate and the length of time necessary to blend the long-term and short-term oil and gas prices obtained from quoted prices in active markets.

(9) The fair value of certain derivative instruments are presented on a gross basis (none of which have been designated as hedges) is the estimated amount that we would receive or pay to terminate the agreements at the balance sheet date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties. The credit exposure of certain derivative instruments is represented by the fair value of contracts with a positive value at the end of each period, reduced by the effects of master netting arrangements.

(10) The following methods and assumptions were used to estimate the fair value of our other classes of financial instruments:

•the carrying values of loan receivables and working capital facilities approximate fair values because of the near-term maturity of these instruments (notes 16, 23 and 28). These instruments are classified within Level 1 of the fair value hierarchy.

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents and restricted cash to the extent that substantially all of the amounts are carried with Nordea Bank ABP, DBS Bank Ltd, Internationale Nederlanden Groep Bank (“ING Bank N.V”), SCB, Danske Bank A/S, DNB Bank ASA and Citibank NA. However, we believe this risk is remote, as they are established and reputable financial institutions with no prior history of default and with investment grade credit ratings.

There is a concentration of financing risk with respect to our long-term debt to the extent that a substantial amount of our long-term debt is carried with ABN Amro Bank NV, Clifford Capital, ING Bank N.V, DBS Bank Ltd, Intesa Sanpaolo, Oversea-Chinese Banking Corp, SCB, Natixis as well as with CSSC in regards to our sale and leaseback arrangement on the FLNG Hilli (note 5). We believe these counterparties to be sound financial institutions, with investment grade credit ratings. Therefore, we believe this risk of default is remote.

A concentration of supplier risk exists with B&V and CIMC in relation to the FLNG Gimi and the MKII FLNG conversion. We believe these supplier risks are remote as our vendors are reputable engineering, procurement, consulting and construction companies.